Bay View Deposit Corporation
Bay View 2005 LJ-2 Owner Trust
For Payment Date: Dec 27, 2005
For Collection Period: November-05
For Determination Date: Dec 20, 2005
A. PRINCIPAL BALANCE RECONCILIATION

		Aggregate
	Total # Loans	Receivables Balance
(A) ORIGINAL PRINCIPAL BALANCE	8,787	185,596,207.50
(B) BEGINNING BALANCE	7,716	159,367,037.28
(C) COLLECTIONS (Regular Payments / Scheduled Principal)	N/A	2,168,264.91
(D) COLLECTIONS (Principal Payoffs / Prepaid Principal)	211	2,708,989.05
(E) REPURCHASED RECEIVABLES	0	0.00
(F) FULL CHARGE OFFS (Receivable Balance of Defaulted Receivables)	13	280,787.41
(G) PARTIAL CHARGE OFFS (Charged-off portion of Receivable Balance of Defaulted Receivables sold)	N/A	0.00

(H) PRINCIPAL RECEIVABLE BALANCE (as of end of Collection Period)	7,492	154,208,995.91

B. NOTE BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	B	C	D	Total
(A) ORIGINAL NOTE BALANCE	23,800,000.00	63,600,000.00	48,500,000.00	25,550,000.00	7,420,000.00	6,040,000.00	6,040,000.00	180,950,000.00
(B) BEGINNING BALANCE	—	61,170,829.78	48,500,000.00	25,550,000.00	7,420,000.00	6,040,000.00	6,040,000.00	154,720,829.78
(C) PRINCIPAL REDUCTIONS	—	5,158,041.37	—	—	—	—	—	5,158,041.37

(D) ENDING BALANCE	—	56,012,788.41	48,500,000.00	25,550,000.00	7,420,000.00	6,040,000.00	6,040,000.00	149,562,788.41

(E) NOTE FACTOR	0.000000%	88.070422%	100.000000%	100.000000%	100.000000%	100.000000%	100.000000%	82.654207%
C. CERTIFICATE BALANCE RECONCILIATION

Total
(A) ORIGINAL CERTIFICATE BALANCE	4,646,207.50
(B) BEGINNING BALANCE	4,646,207.50
(C) PRINCIPAL REDUCTIONS	0.00

(D) ENDING BALANCE	4,646,207.50

(E) CERTIFICATE FACTOR	100.000000%
D. COLLECTIONS

TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	5,936,372.19
(B) INTEREST WIRED — (Collection account)	23,503.04
(D) ADVANCES	9,014.55
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	103,020.81
(G) RESERVE ACCOUNT WITHDRAWAL	0.00

TOTAL COLLECTIONS	6,071,910.59

E. TRUSTEE DISTRIBUTIONS

TOTAL CASH FLOW	6,071,910.59

(A) INDENTURE TRUSTEE FEE (not to exceed $25,000 per annum)	750.00
(B) UNRECOVERED INTEREST ADVANCES	0.00
(C) SERVICING FEE (DUE AND UNPAID)	132,805.86
(D) STANDBY SERVICING FEE (not to exceed $10,000)	3,320.15
(E) OWNER TRUSTEE FEE (not to exceed $10,000 per annum)	333.33
(F) TRANSITION COST	0.00
(G) INTEREST TO “A-1” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	0.00
(H) INTEREST TO “A-2” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	214,097.90
(I) INTEREST TO “A-3” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	178,237.50
(J) INTEREST TO “A-4” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	96,877.08
(K) INTEREST TO “B” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	29,556.33
(L) INTEREST TO “C” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	24,764.00
(M) INTEREST TO “D” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	26,525.67
(N) PRINCIPAL TO “A-1” NOTEHOLDER HOLDERS	0.00
(O) PRINCIPAL TO “A-2” NOTEHOLDER HOLDERS	5,158,041.37
(P) PRINCIPAL TO “A-3” NOTEHOLDER HOLDERS	0.00
(Q) PRINCIPAL TO “A-4” NOTEHOLDER HOLDERS	0.00
(R) PRINCIPAL TO “B” NOTEHOLDER HOLDERS	0.00
(S) PRINCIPAL TO “C” NOTEHOLDER HOLDERS	0.00
(T) PRINCIPAL TO “D” NOTEHOLDER HOLDERS	0.00
(U) RESERVE ACCOUNT (up to the Requisite Amount)	206,601.40
(V) PRINCIPAL TO CERTIFICATE HOLDER	0.00
(W) INTEREST TO CERTIFICATE HOLDER, INCLUDING OVERDUE	0.00
(X) ADDITIONAL UNPAID SERVICING FEE	0.00
(Y) ADDITIONAL UNPAID BACK-UP SERVICER FEE	0.00
(Z) ADDITIONAL UNPAID INDENTURE FEE	0.00
(AA) ADDITIONAL UNPAID OWNER TRUSTEE FEE
(AB) ADVANCE RECOVERY PAYMENTS	0.00
(AC) EXCESS TO RESIDUAL INTEREST HOLDER	0.00

BALANCE	0.00

F. RESERVE ACCOUNT

SPREAD
ACCOUNT
(A) BEGINNING BALANCE	2,711,296.68
(B) ADDITIONS TO RESERVE AMOUNT	206,601.40
(C) INTEREST EARNED	8,089.54
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

(H) ENDING BALANCE	2,925,987.62

(I) REQUIRED BALANCE	3,247,933.63

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

PERFORMANCE DATA
G. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE
(A) 31-60	42	636,097.72
(B) 61-90	15	322,058.62
(C) 91+ days	10	192,873.09

TOTAL	67	1,151,029.43

H. REPOSSESSIONS

	NUMBER	BALANCE
(A) COLLECTION PERIOD REPOSSESSIONS	7	196,421.49
(B) AGGREGATE REPOSSESSIONS	39	956,186.83
(C) UNLIQUIDATED REPOSSESSIONS	9	239,695
I. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	1,151,029.43	154,208,995.91	0.7464%
(B) 1ST PREVIOUS	1,158,206.78	159,367,037.28	0.7268%
(C) 2ND PREVIOUS	1,217,472.49	165,128,191.46	0.7373%

(D) THREE MONTH ROLLING AVERAGE	1,175,569.57	159,568,074.88	0.7368%

J. CUMULATIVE NET LOSS RATE

	BALANCE	BALANCE	Net Loss Rate %
(A) COLLECTION PERIOD CHARGE-OFF RECEIVABLES	280,787.41
(C) LESS: RECOVERIES (current month)	103,020.81
(E) NET LOSSES CURRENT PERIOD	177,766.60
(F) PRIOR PERIOD CUMULATIVE NET LOSSES	377,417.54

(G) CUMULATIVE NET LOSSES (current period)	555,184.14	185,596,207.50	0.30%

K. EXTENSION RATE

	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) PRINCIPAL BALANCE OF RECEIVABLES EXTENDED CURRENT MONTH	252,222.28	154,208,995.91	0.16%
L. LOCKBOX TEST

	AMOUNT	NUMBER
(A) TOTAL PAYMENTS TO THE LOCKBOX (Current Month)
(B) TOTAL PAYMENTS (Current Month)	6,039,393.00	7,239

(C) LOCKBOX PERCENTAGE PAYMENTS

M. WAC-Weighted Average Coupon		8.35
N. WAM-Weighted Average Maturity		68.84

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo	DATE:

Kevin Rieke Bay View Acceptance Corp		John Okubo Bay View Acceptance Corp